UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On December 6, 2022, BorgWarner Inc. (the “Company”) issued a press release announcing its intention to execute a tax-free spin-off of its Fuel Systems and Aftermarket segments into a separate, publicly traded company (“NewCo”). The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statement

This report contains a forward-looking statement, the statement regarding the Company’s intention to execute the spin-off, as contemplated by the 1995 Private Securities Litigation Reform Act that is based on management’s current outlook, expectations, estimates and projections. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statement.

You should not place undue reliance on this forward-looking statement, which speaks only as of the date of this report. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: our ability to effect the transaction described above and to meet the conditions related thereto; the ability of the separated companies to each succeed as a standalone publicly traded company; the potential that uncertainty during the pendency of the transaction could affect the Company’s financial performance; the possibility that the transaction will not be completed within the anticipated time period, or at all; the possibility that the transaction will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the transaction; the uncertainty regarding the expected financial performance of the Company or Newco following completion of the transaction; potential negative effects of the announcement or pendency of the transaction on the market price of the Company's securities and/or on the financial performance of the Company; the impacts of any information and consultation processes with works councils and other employee representatives in connection with the transaction; evolving legal, regulatory, and tax regimes; and the other risks noted in reports that we file with the Securities and Exchange Commission, including Item 1A, “Risk Factors” in our most recently-filed Form 10-K and/or Quarterly Report on Form 10-Q.

We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this report to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	News Release dated December 6, 2022
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: December 6, 2022	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary